UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 22, 2023 (November 16, 2023)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its quarterly meeting on November 16, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Transocean Ltd. (the “Company”), as part of its ongoing review of the Company’s compensation practices, adopted an amended and restated Transocean Ltd. Executive Severance Benefit Policy (as amended and restated, the “Policy”). The revisions to the Policy are intended to more closely align the benefits provided therein with market practice by providing certain severance benefits to certain of the Company’s executives.

The revisions to the Policy provide, among other matters, that in the event of a Qualifying Termination in connection with a Change of Control, (i) qualifying executives who directly report to the Chief Executive Officer of the Company will be eligible to receive a cash severance benefit in an amount equal to such executive’s base salary in effect immediately prior to the applicable Termination Date multiplied by 2.0; and (ii) all other qualifying executives will be eligible to receive a cash severance benefit in an amount equal to such executive’s base salary in effect immediately prior to the applicable Termination Date multiplied by 1.5.

The description above is not complete and is qualified in its entirety by the full text of the Policy, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms used and not defined in this Current Report on Form 8-K have the respective meanings assigned to them in the Policy.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Executive Severance Benefit Policy
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: November 22, 2023	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person